SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement.

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive proxy statement.

☒ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

HARVARD ILLINOIS BANCORP, INC.
--------------------------------------------------------------
(Name of Registrant as Specified in its Charter)

Payment of filing fee (check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

On April 11, 2014, the Company mailed the following letter to its shareholders:

April 11, 2014

Dear Stockholders:

We, the undersigned current Directors of Harvard Illinois Bancorp, Inc., are asking for your support in this Annual Meeting election.

You probably have received a letter from the Stilwell Group purporting to show our prior Chairman asleep at last year’s Annual Meeting of Stockholders. In fact, according to its timestamp, the picture was taken during a multi-hour adjournment of the meeting. This is misleading to our stockholders and an affront to our prior Chairman’s character. Mr. Stilwell, we don’t want to wage this proxy contest in the gutter—let’s focus on the merits.

According to its SEC filings, the Stilwell Group believes that the Company’s returns have been “subpar” to the extent that it was necessary to override the Board’s judgment and force the sale of the Company to a third-party. However, as noted below, the record shows that the Company’s returns to stockholders have been very solid and the Stilwell Group’s judgment with respect to merger timing has left much to be desired.

Mr. Stilwell first started promoting a “sale” of our Bank in a Schedule 13D filing with the SEC on February 6, 2012 when he wrote “As the Issuer has been unable to earn normalized return on equity within a reasonable timeframe, we now believe the institution should be sold.”; he recently continued this effort in a letter dated March 31, 2014 stating “We believe it is now time to find a better-run community bank to buy HARI in an effort to maximize shareholder value.”

As the chart on the back of this letter plainly shows, back on February 6, 2012, our stock price was $8.75 a share; on April 10, 2014, our stock was at $19.00 per share; THAT’s an increase of over 117% in value for our stockholders. By comparison, over the same time period, the S&P 500 returned only 36% and the SNL U.S. Bank and Thrift Index returned only 54%.

Our Board believes that we will create additional value for our stockholders if we continue executing our current plan for running our Company and its subsidiary Bank.

Therefore, we are asking you to sign, date and return the enclosed “WHITE” proxy today voting “FOR” our two director nominees as well as the other agenda items EVEN IF you have already voted. You may also cast your vote via the internet or telephone if you so choose. Lastly, we strongly urge you to discard any “green” proxy that you receive from Mr. Joseph Stilwell (or The Stilwell Group) since returning any green proxy will revoke a previously voted “WHITE” one.

We thank you for your past and continued support.

Sincerely,

Harvard Illinois Bancorp, Inc.

/s/ Duffield J. Seyller III	/s/ Donn L. Claussen	/s/ Michael P. Feeney	/s/ Steven D. Garrels
Duffield J. Seyller III	Donn L. Claussen	Michael P. Feeney	Steven D. Garrels
Chairman of the Board	President and	Director	Director
Chief Executive Officer

/s/ John W. Rebhorn	/s/ William D. Schack	/s/ Richard L. Walker
John W. Rebhorn	William D. Schack	Richard L. Walker
Director	Director	Director

HARI Price Appreciation: 2/6/2012 – 4/10/2014

140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
(20.0%)
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
HARI
+117.1%
SNL U.S.
B&T
+53.5%
S&P 500
+36.4%

	Closing Price/Value: 2/6/2012	Closing Price/Value: 4/10/2014	Price/Value Appreciation: 2/6/2012 – 4/10/2014
HARI	**$8.75**	**$19.00**	**117.1%**
SNL U.S. Bank and Thrift Index	244.53	375.28	53.5%
S&P 500	1,344.33	1,833.08	36.4%

Source: SNL Financial.

REVOCABLE PROXY

HARVARD ILLINOIS BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS

MAY 22, 2014

The undersigned hereby appoints the full Board of Directors, other than the nominees for election, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Harvard Illinois Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Harvard Police Station, 201 West Front St., 2nd Floor, Harvard, Illinois, at 8:00 a.m. Illinois Time on May 22, 2014. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	WITHHOLD	FOR ALL EXCEPT
1.	The election of Donn L. Claussen and Brian S. Rebhorn, each to serve for a three-year term.	☐	☐	☐
INSTRUCTION: To withhold your vote for one or more nominees, mark “For All Except” and write the name(s) of the nominee(s) on the line(s) below.

		FOR	AGAINST	ABSTAIN
2.	The advisory (non-binding) approval of the Company’s executive compensation as described in the Proxy Statement (“say on pay”).	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	The ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of Proposal 1, Proposal 2 and Proposal 3.

THIS WHITE PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS WHITE PROXY WILL BE VOTED FOR EACH OF PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3 ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE WHITE PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

THIS WHITE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Harvard Illinois Bancorp, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This WHITE proxy may also be revoked by sending written notice to the Secretary of Harvard Illinois Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from Harvard Illinois Bancorp, Inc. prior to the execution of this proxy of a Notice of the Meeting, a proxy statement dated April 4, 2014, and the 2013 Annual Report to Stockholders on Form 10-K.

Dated: , 2014	Check Box if You Plan
to Attend Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly

in the enclosed postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2014: HARVARD ILLINOIS BANCORP, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND HARVARD ILLINOIS BANCORP, INC.’S 2013 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.READOURMATERIALS.COM/HARI.

VOTE BY INTERNET OR TELEPHONE
24 Hours a Day - 7 Days a Week

Your telephone or internet vote authorizes the named attorneys-in-fact to vote your shares in the same manner as if you marked, signed and returned the WHITE proxy card.  If you have submitted your proxy by telephone or the Internet, there is no need for you to mail back your proxy card.  Telephone and Internet voting facilities will close at 11:59 p.m. Eastern Time on May 21, 2014.

TELEPHONE		OR	INTERNET		OR	MAIL

	1-866-287-9712			https://www.proxyvotenow.com/hari

●	Use any touch-tone telephone		●	Go to the website and address listed above		●	Mark, sign and date the WHITE proxy card
●	Have your proxy form in hand		●	Have your proxy form in hand		●	Detach the WHITE proxy card above
●	Follow the simple recorded instructions		●	Follow the simple instructions		●	Return the WHITE proxy card in the postage-paid envelope provided

CALL TOLL-FREE TO VOTE: 1-866-287-9712	P.O. BOX 1997 G.P.O
NEW YORK, NY 10116-1997